UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2009

BUNGE LIMITED

(Exact name of Registrant as specified in its charter)

Bermuda	001-16625	98-0231912
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

50 Main Street White Plains, New York		10606
(Address of principal executive offices)		(Zip code)

(914) 684-2800

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                               Entry Into a Material Definitive Agreement.

On June 3, 2009, Bunge Limited Finance Corp. (“BLFC”), a wholly owned subsidiary of Bunge Limited (“Bunge”), entered into (i) an unsecured U.S. $645,000,000 364-day Revolving Credit Agreement (the “364-Day Credit Agreement”) among BLFC, as borrower, Citibank, N.A., as syndication agent, BNP Paribas, Calyon New York Branch and CoBank, ACB, as documentation agents, JPMorgan Chase Bank, N.A. as administrative agent, and certain lenders party thereto and (ii) an unsecured U.S. $1,000,000,000 3-year Revolving Credit Agreement (the “3-Year Credit Agreement” and, together with the 364-Day Credit Agreement, the “Credit Agreements”) among BLFC, as borrower, Citibank, N.A., as syndication agent, BNP Paribas, Calyon New York Branch and CoBank, ACB, as documentation agents, JPMorgan Chase Bank, N.A. as administrative agent, and certain lenders party thereto.  The 364-Day Credit Agreement matures on June 2, 2010 and the 3-Year Credit Agreement matures on June 1, 2012. The Credit Agreements replace (i) the existing U.S. $850,000,000 Revolving Credit Agreement, dated as of November 18, 2008 (the “Terminated 364-Day Credit Agreement”), among BLFC, as borrower, Citibank, N.A., as syndication agent, BNP Paribas, as documentation agent, JPMorgan Chase Bank, N.A., as administrative agent, and certain lenders party thereto that was scheduled to mature on November 17, 2009 and (ii) the existing U.S. $850,000,000 Third Amended and Restated Credit Agreement, dated as of November 15, 2005 (the “Terminated 5-Year Credit Agreement” and, together with the Terminated 364-Day Credit Agreement, the “Terminated Credit Agreements”), among BLFC, as borrower, Citibank, N.A., as Syndication agent, BNP Paribas, Credit Suisse and Rabobank International, New York Branch, as documentation agents, JPMorgan Chase Bank, N.A., as administrative agent, and certain lenders party thereto that was scheduled to mature on June 29, 2009, each of which was terminated in accordance with its respective terms on June 3, 2009. Amounts due under the Terminated Credit Agreements on the date of termination were repaid by BLFC with the proceeds of its initial borrowings under the Credit Agreements. BLFC may use proceeds from future borrowings under the Credit Agreements to fund intercompany advances made to Bunge and/or certain Bunge subsidiaries, repay outstanding pari passu indebtedness of BLFC and pay expenses incurred in connection with the Credit Agreements and pari passu indebtedness.

Borrowings under the Credit Agreements will bear interest, at BLFC’s option, at LIBOR plus the Applicable Margin (defined below) or the alternate base rate then in effect plus the Applicable Margin minus 1.00%.  The margin applicable to either a LIBOR or alternate base rate borrowing (the “Applicable Margin”) will be based on the greater of (i) a per annum floor rate that varies between 2.00% and 4.50% under the 364-Day Credit Agreement and between 3.00% and 5.50% under the 3-Year Credit Agreement, each based on the higher of the senior long-term unsecured debt rating that Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”) provides of (a) Bunge or (b) if Moody’s or S&P, as applicable, does not provide such a rating of Bunge, then the Bunge Master Trust or (c) if Moody’s or S&P, as applicable, does not provide such a rating of Bunge or the Bunge Master Trust, then BLFC (the

“Rating Level”) and (ii) a per annum rate calculated as a percentage of the Markit CDX.NA.IG Series 12 five-year credit default swap index (or successor index thereof) that varies between 85% and 175% based on the Rating Level.  Amounts under the Credit Agreements that remain undrawn are subject to a commitment fee payable quarterly on the average undrawn portion of the respective Credit Agreement at rates ranging from 0.375% to 1.00% under the 364-Day Credit Agreement and from 0.75% to 2.00% under the 3-Year Credit Agreement, each varying based on the Rating Level.

The Credit Agreements each contain certain customary representations and warranties and affirmative and negative covenants, including certain limitations on the ability of BLFC, among other things, to incur liens, incur indebtedness, sell or transfer assets or receivables or engage in mergers, consolidations, amalgamations or joint ventures, and customary events of default.

The obligations of BLFC under the Credit Agreements are guaranteed by Bunge pursuant to separate Guaranty Agreements, each dated June 3, 2009 (the “Guaranties”).  The Guaranties contain certain customary representations and warranties and affirmative and negative covenants.  The Guaranties require Bunge to maintain a minimum consolidated net worth, a maximum consolidated adjusted net debt to consolidated adjusted capitalization ratio and a minimum current assets to current liabilities ratio.  The Guaranties also include certain limitations on the ability of Bunge to incur liens, engage in merger, consolidation or amalgamation transactions or sell or otherwise transfer all or substantially all of its property, business or assets.

From time to time, certain of the lenders under the Credit Agreements and/or their affiliates provide financial services to Bunge, BLFC and other subsidiaries of Bunge.

The Credit Agreements and the Guaranties are included as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and are incorporated by reference herein.  The foregoing descriptions of the Credit Agreements and the Guaranties do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 1.02.                               Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the repayment and termination of the Terminated 364-Day Credit Agreement and the Terminated 5-Year Credit Agreement is hereby incorporated by reference in this Item 1.02

ITEM 2.03.                               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

ITEM 8.01.          Other Events.

Bunge issued a press release announcing that it has entered into the Credit Agreements, on June 3, 2009. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.                               Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

10.1	364-Day Credit Agreement, dated June 3, 2009

10.2	3-Year Credit Agreement, dated June 3, 2009

10.3	Guaranty Agreement by Bunge Limited pursuant to the 364-Day Credit Agreement, dated June 3, 2009

10.4	Guaranty Agreement by Bunge Limited pursuant to the 3-Year Credit Agreement, dated June 3, 2009

99.1	Press Release, dated June 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 3, 2009

BUNGE LIMITED

By:	/s/ Carla L. Heiss
Name:	Carla L. Heiss
Title:	Assistant General Counsel

EXHIBITS

Exhibit No.	Description

10.1	364-Day Credit Agreement, dated June 3, 2009

10.2	3-Year Credit Agreement, dated June 3, 2009

10.3	Guaranty Agreement by Bunge Limited pursuant to the 364-Day Credit Agreement, dated June 3, 2009

10.4	Guaranty Agreement by Bunge Limited pursuant to the 3-Year Credit Agreement, dated June 3, 2009

99.1	Press Release, dated June 3, 2009